Exhibit 10.18

In re	CROCHET & BOREL SERVICES, INC.	Case No.	08-10290 (BLS)
	Debtor	Reporting Period:	June 1 through June 30

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_____________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_____________
Total State and Local

Total Taxes

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.
Number of Dys Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable		$1,209	$968	$210	$654	$3,041
Wages Payable						-
Taxes Payable						-
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments	$10,107	10,107	10,107	6,950		37,271
Professional Fees						-
Amounts Due to Insiders						-
Other:______________						-
Other:______________						-
Total Post-petition Debts	$10,107	$11,316	$11,075	$7,160	$654	$40,312

Explain how and when the Debtor intends to pay any past due post-petition debts.
Debtor will make payment to attorneys upon their approval as Ordinary Course Professionals

Interest on Texas State Bank note will be paid upon approval from the Court